UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 3, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On October 3, 2006 General Motors Corporation (GM) issued a news release announcing September 2006 sales. The release is as follows:

            GM's U.S. Divisions Deliver 338,380 Vehicles In September

   o GM Retail Sales Up 1,385 Vehicles, Compared With Last Year, Led By Saab, Cadillac, Hummer, Buick and GMC
   o Segment Fuel Economy Leaders Chevrolet Silverado and Tahoe, GMC Sierra and Yukon Post Sales Increases
   o 2007 Go To Market Strategy Driven By 23 Vehicles Offering 30 MPG And Backed By The Best Warranty Coverage In The Industry

DETROIT - General Motors' dealers in the United States sold 338,380 new cars and trucks in September. The company sold 1,385 more retail vehicles retail in September than the year before. Retail truck sales, led by full-size pickups and utilities, were up 2 percent. Retail car sales were down 12 percent, partly due to inventory constraints of Chevrolet Aveo, Cobalt and Malibu. Retail sales of 246,797 vehicles were down 3 percent on a sales day-adjusted basis.

"GM's truck business was boosted in September by our segment-leading fuel economy and the addition of the industry's best coverage, including the 5-year/100,000 mile warranty program," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing.

GM continues to reduce its reliance on low-margin daily rental sales. Sales to daily rental companies were down 26 percent compared to year-ago levels, while our commercial fleet business was up 12 percent. This ongoing planned pull-down of low-margin daily rental sales resulted in total September sales of 338,380 being down 6.8 percent compared with a year ago on a sales day-adjusted basis.

"Our retail business was solid in September and in line with expectations. Importantly, we continue to experience strong customer demand for our launch products and industry-leading lineup of fuel efficient vehicles. Having products like the Chevrolet Cobalt, Malibu and newly redesigned 2007 Aveo in such high demand in the market place is gratifying," LaNeve said. "We're on track to sell more than a million 2006 model year vehicles this year that achieve 30 mpg or better on the highway. We will go even further for the 2007 model year by increasing the number of fuel-sipping vehicle models in the `30 mpg or Over Club' by 9 vehicles, or more than 60 percent, to 23 models. More Americans every day are realizing we have a great story in fuel economy." (A list of the 2007 `30 mpg or Over Club' is shown further down in this document.)

"In addition to our great lineup of fuel efficient vehicles, we have launched the best warranty coverage of any full-line automaker with 5 years/100,000 mile powertrain, courtesy transportation and roadside assistance for each of our 2007 models," LaNeve added. "And, there is no deductible for the warranty, which is fully transferable."

Due to the success of new products, and recent support of the best warranty coverage of any full-line automaker, GM has seen sales over the last few months above the targets set in the North America Turnaround Plan. GM market share has improved in every quarter of 2006, and was at about 25 percent for the third quarter 2006. Calendar year-to-date, GM's retail selling rate remains above 3 million vehicles on an annualized basis and was 3.15 million in the third quarter.

Saab, Cadillac, Hummer, Buick and GMC all saw retail sales increases in September. Saab led the pack with retail sales up a powerful 45 percent, driven by 9-3 and 9-7X. Cadillac sales are up 22 percent retail, with strong showings by DTS, STS, SRX and the entire Escalade lineup. Hummer continued to show very positive results with H3 sales up 19 percent, helping the division sport an overall 10 percent retail hike. Buick retail sales are up 4 percent led by Lucerne, LaCrosse, Rainier and Terraza. GMC was up 3 percent retail, with sales increases of the Sierra, Yukon, and Yukon XL.

"Customers are recognizing GM's leadership position when it comes to products that offer outstanding value and fuel economy, whether that's a small car or a full-size pickup," LaNeve said.

 "We just revealed our brand new 2007 Chevrolet Silverado and GMC Sierra full size pickups at the State Fair of Texas - two vehicles that lead their segment in estimated highway fuel economy and outstanding value." GM has announced carry-over pricing on the most popular versions of the all-new 2007 Chevrolet Silverado and GMC Sierra pickups.

GM's 2007 "30 mpg or Over Club"

The following 2007 GM vehicles achieve 30 miles per gallon or better on the highway, as estimated by the U.S. EPA:

2007 Models                           EPA Highway Estimate

Chevrolet Aveo 5 *                    34 mpg
Chevrolet Aveo                        34 mpg
Pontiac G6                            34 mpg
Pontiac Vibe                          34 mpg
Pontiac G5 *                          32 mpg
Saturn Vue Hybrid *                   32 mpg
Saturn Ion                            32 mpg
Chevrolet Cobalt                      32 mpg
Chevrolet Malibu                      32 mpg
Saturn Sky *                          31 mpg
Pontiac Solstice *                    31 mpg
Chevrolet Monte Carlo                 31 mpg
Chevrolet Impala                      31 mpg
Saab 9-3 Sport Sedan                  30 mpg
Saab 9-3 Convertible *                30 mpg
Saab 9-3 Sport Combi                  30 mpg
Saab 9-5 Sport Sedan *                30 mpg
Saab 9-5 SportCombi *                 30 mpg
Pontiac Grand Prix                    30 mpg
Buick LaCrosse                        30 mpg
Saturn Aura *                         30 mpg
Chevrolet Malibu Maxx                 30 mpg
Chevrolet HHR                         30 mpg

* New to list for 2007


Certified Used Vehicles

September sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 45,948 units, up 11 percent from last September. Total year-to-date certified GM sales are 393,543 units, down 2 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified pre-owned brand, posted the highest September sales performance ever for a certified brand with sales of 39,775 units, up over 12 percent from September 2005. Year-to-date sales for GM Certified Used Vehicles are 339,980 units, equivalent to the same period last year.

Cadillac Certified Pre-Owned Vehicles posted 3,818 sales in September, up 31 percent from last September. Saturn Certified Pre-Owned Vehicles sold 1,483 units, down 37 percent. Saab Certified Pre-Owned Vehicles sold 760 units, down 11 percent. In its ninth month of operation, HUMMER Certified Pre-Owned sold 112 units.

"GM Certified Used Vehicles, the industry's best-selling manufacturer-certified brand, posted the segment's strongest September sales performance ever, up more than 12 percent over September 2005," said LaNeve. "GM Certified continues to lead the certified category in sales, as more consumers take advantage of the quality, value and peace of mind offered by top-quality used vehicles backed by GM."

GM North America Reports September and Third Quarter 2006 Production, 2006 Fourth Quarter Production Forecast Revised at 1.110 Million Vehicles

In September, GM North America produced 387,000 vehicles (161,000 cars and 226,000 trucks). This is down 67,000 units or 15 percent compared to September 2005 when the region produced 454,000 vehicles (165,000 cars and 289,000 trucks). (Production totals include joint venture production of 22,000 vehicles in September 2006 and 26,000 vehicles in September 2005.)

GM North America built 1.050 million vehicles (417,000 cars and 633,000 trucks) in the third quarter of 2006. This is down 96,000 units, or 8 percent, compared with third quarter 2005 when the region produced 1.146 million vehicles (423,000 cars and 723,000 trucks). Additionally, the region's 2006 fourth quarter production forecast is revised at 1.110 million vehicles (446,000 cars and 664,000 trucks), down 2 percent or 20,000 units from last month's guidance. In the fourth quarter of 2005, the region produced 1.281 million vehicles.

GM also announced 2006 revised third and fourth quarter production forecasts for its international regions.

GM Europe - GM Europe's 2006 third quarter-production forecast is revised at 374,000 vehicles, up 2,000 units from last month's guidance. In the third quarter of 2005 the region built 412,000 vehicles. The region's 2006 fourth quarter production forecast is revised at 445,000 units, down 6,000 units from last month's guidance. In the fourth quarter of 2005 the region built 443,000 vehicles.

GM Asia Pacific - GM Asia Pacific's 2006 third-quarter production forecast is revised at 430,000 vehicles, up 5,000 units from last month's guidance. In the third quarter of 2005 the region built 409,000 vehicles. The region's 2006 fourth quarter production forecast is revised at 496,000 units, down 28,000 units from last month's guidance. In the fourth quarter of 2005 the region built 420,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2006 third-quarter production forecast is revised at 216,000 vehicles, down 1,000 units from last month's guidance. In the third quarter of 2005 the region built 207,000 vehicles. The region's 2006 fourth quarter production forecast is revised at 215,000 units, up 4,000 from last month's guidance. In the fourth quarter of 2005 the region built 188,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 September               January - September
-------------------------------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   25         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Vehicle Total        338,380   349,202     -6.8   3,184,445   3,586,779 -11.2
-------------------------------------------------------------------------------
Car Total            137,450   146,824    -10.0   1,273,335   1,386,207  -8.1
-------------------------------------------------------------------------------
Truck Total          200,930   202,378     -4.5   1,911,110   2,200,572 -13.2
-------------------------------------------------------------------------------
Light Truck Total    196,575   197,973     -4.5   1,866,546   2,153,235 -13.3
-------------------------------------------------------------------------------
Light Vehicle Total  334,025   344,797     -6.9   3,139,881   3,539,442 -11.3
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                 September               January - September
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                 19,463    21,050    -11.1     191,041     230,616 -17.2
Cadillac              20,217    16,507     17.8     169,997     182,800  -7.0
Chevrolet            190,825   205,238    -10.6   1,878,166   2,120,124 -11.4
GMC                   39,141    37,233      1.1     363,236     462,601 -21.5
HUMMER                 6,739     5,806     11.6      53,236      37,017  43.8
Oldsmobile                 0        67    ***.*          96       1,701 -94.4
Other - Isuzu          1,397     1,152     16.6      10,950      10,852   0.9
Pontiac               37,376    41,597    -13.6     321,957     341,266  -5.7
Saab                   3,069     1,983     48.8      27,586      32,146 -14.2
Saturn                20,153    18,569      4.4     168,180     167,656   0.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                  128,077   136,251     -9.6   1,194,219   1,290,909  -7.5
-------------------------------------------------------------------------------
Light Truck          196,575   197,973     -4.5   1,866,546   2,153,235 -13.3
-------------------------------------------------------------------------------

Twenty-six selling days for the September period this year and twenty-five for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    September 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                September              January - September
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        25
-------------------------------------------------------------------------------

Century                    4       214    -98.2          79       6,354 -98.8
LaCrosse               6,163     7,871    -24.7      56,830      73,998 -23.2
LeSabre                   82     4,474    -98.2       2,188      71,639 -96.9
Lucerne                8,155         0    ***.*      76,083           0 ***.*
Park Avenue                5        35    -86.3          37       2,113 -98.2
Regal                      0        17    ***.*          30         582 -94.8
   Buick Total        14,409    12,611      9.9     135,247     154,686 -12.6
-------------------------------------------------------------------------------
CTS                    3,847     3,847     -3.8      42,794      46,903  -8.8
DeVille                   38     1,064    -96.6         730      37,929 -98.1
DTS                    5,820     3,667     52.6      44,555       7,869 466.2
Seville                    0         3    ***.*           9         134 -93.3
STS                    2,530     2,212     10.0      20,002      26,548 -24.7
XLR                      252       226      7.2       2,487       3,101 -19.8
   Cadillac Total     12,487    11,019      9.0     110,577     122,484  -9.7
-------------------------------------------------------------------------------
Aveo                   5,815     7,728    -27.6      47,084      55,225 -14.7
Cavalier                  12       437    -97.4         331      18,575 -98.2
Classic                    6        -8    ***.*          13      42,352 ***.*
Cobalt                15,215    17,500    -16.4     178,558     166,331   7.4
Corvette               3,056     2,372     23.9      27,903      23,080  20.9
Impala                21,863    21,700     -3.1     219,167     182,279  20.2
Malibu                11,976    23,156    -50.3     134,321     162,891 -17.5
Monte Carlo            3,170       826    269.0      27,581      22,844  20.7
SSR                      202       489    -60.3       3,436       6,743 -49.0
   Chevrolet Total    61,315    74,200    -20.5     638,394     680,320  -6.2
-------------------------------------------------------------------------------
Alero                      0        52    ***.*          67       1,251 -94.6
Aurora                     0         0    ***.*           0          18 ***.*
   Oldsmobile Total        0        52    ***.*          67       1,269 -94.7
-------------------------------------------------------------------------------
Bonneville                51       455    -89.2       1,060       9,171 -88.4
G5                     1,722         0    ***.*       3,482           0 ***.*
G6                    13,002    13,422     -6.9     121,642      88,587  37.3
Grand Am                  35       356    -90.5         752      31,068 -97.6
Grand Prix            12,697    13,830    -11.7      84,496      95,937 -11.9
GTO                    1,022       994     -1.1       8,895       9,413  -5.5
Solstice               1,475       598    137.2      15,878         681 ***.*
Sunfire                   17     1,292    -98.7         828      23,821 -96.5
Vibe                   3,651     6,379    -45.0      38,004      54,517 -30.3
   Pontiac Total      33,672    37,326    -13.3     275,037     313,195 -12.2
-------------------------------------------------------------------------------
9-2X                     233        96    133.4       1,150       5,800 -80.2
9-3                    1,823     1,145     53.1      18,450      19,548  -5.6
9-5                      480       610    -24.3       3,537       5,312 -33.4
   Saab Total          2,536     1,851     31.7      23,137      30,660 -24.5
-------------------------------------------------------------------------------
Aura                   3,183         0    ***.*       4,965           0 ***.*
ION                    8,754     9,735    -13.5      80,023      78,595   1.8
Saturn L Series            0        30    ***.*          20       4,998 -99.6
Sky                    1,094         0    ***.*       5,868           0 ***.*
   Saturn Total       13,031     9,765     28.3      90,876      83,593   8.7
-------------------------------------------------------------------------------
   GM Total          137,450   146,824    -10.0   1,273,335   1,386,207  -8.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America*    128,077   136,251     -9.6   1,194,219   1,290,909  -7.5
-------------------------------------------------------------------------------
GM Import              9,373    10,573    -14.8      79,116      95,298 -17.0
-------------------------------------------------------------------------------
   GM Total          137,450   146,824    -10.0   1,273,335   1,386,207  -8.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    September 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                September              January - September
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           14,409    12,611      9.9     135,247     154,686 -12.6
Cadillac Total        12,487    11,019      9.0     110,577     122,484  -9.7
Chevrolet Total       55,500    66,472    -19.7     591,310     625,095  -5.4
Oldsmobile Total           0        52    ***.*          67       1,269 -94.7
Pontiac Total         32,650    36,332    -13.6     266,142     303,782 -12.4
Saturn Total          13,031     9,765     28.3      90,876      83,593   8.7
   GM North America
     Total*          128,077   136,251     -9.6   1,194,219   1,290,909  -7.5
-------------------------------------------------------------------------------
                                          ***.*                         ***.*
-------------------------------------------------------------------------------
Chevrolet Total        5,815     7,728    -27.6      47,084      55,225 -14.7
Pontiac Total          1,022       994     -1.1       8,895       9,413  -5.5
Saab Total             2,536     1,851     31.7      23,137      30,660 -24.5
   GM Import
     Total             9,373    10,573    -14.8      79,116      95,298 -17.0
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           19,463    21,050    -11.1     191,041     230,616 -17.2
Cadillac Total        20,217    16,507     17.8     169,997     182,800  -7.0
Chevrolet Total      190,825   205,238    -10.6   1,878,166   2,120,124 -11.4
GMC Total             39,141    37,233      1.1     363,236     462,601 -21.5
HUMMER Total           6,739     5,806     11.6      53,236      37,017  43.8
Oldsmobile Total           0        67    ***.*          96       1,701 -94.4
Other-Isuzu Total      1,397     1,152     16.6      10,950      10,852   0.9
Pontiac Total         37,376    41,597    -13.6     321,957     341,266  -5.7
Saab Total             3,069     1,983     48.8      27,586      32,146 -14.2
Saturn Total          20,153    18,569      4.4     168,180     167,656   0.3
   GM Total          338,380   349,202     -6.8   3,184,445   3,586,779 -11.2
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                September              January - September
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        25
-------------------------------------------------------------------------------
Rainier                  708     1,683    -59.6      10,474      12,705 -17.6
Rendezvous             3,331     4,314    -25.8      35,461      46,937 -24.4
Terraza                1,015     2,442    -60.0       9,859      16,288 -39.5
   Total Buick         5,054     8,439    -42.4      55,794      75,930 -26.5
-------------------------------------------------------------------------------
Escalade               2,985     2,449     17.2      27,259      24,310  12.1
Escalade ESV           1,892       920     97.7      10,659      10,994  -3.0
Escalade EXT             851       495     65.3       4,273       6,572 -35.0
SRX                    2,002     1,624     18.5      17,229      18,440  -6.6
   Total Cadillac      7,730     5,488     35.4      59,420      60,316  -1.5
-------------------------------------------------------------------------------
Astro                     11       971    -98.9         364      18,146 -98.0
C/K Suburban(Chevy)    5,837     5,640     -0.5      53,872      70,073 -23.1
Chevy C/T Series          28        14     92.3         233         192  21.4
Chevy W Series           263       254     -0.4       2,181       2,082   4.8
Colorado               7,697     7,648     -3.2      72,341     106,930 -32.3
Equinox                8,573     8,987     -8.3      89,528     107,557 -16.8
Express Cutaway/G Cut  1,775     1,989    -14.2      15,464      14,706   5.2
Express Panel/G Van    6,107     6,026     -2.6      66,158      66,867  -1.1
Express/G Sportvan       899       978    -11.6      14,089      16,152 -12.8
HHR                   10,214     8,602     14.2      85,662      18,776 356.2
Kodiak 4/5 Series        892       888     -3.4       9,104       8,048  13.1
Kodiak 6/7/8 Series      234       486    -53.7       2,770       3,308 -16.3
S/T Blazer                 1       158    -99.4         109       4,711 -97.7
S/T Pickup                 0         4    ***.*           4         148 -97.3
Tahoe                 10,146     9,151      6.6     120,723     123,202  -2.0
Tracker                    0         3    ***.*          11         468 -97.6
TrailBlazer           15,328    21,412    -31.2     134,046     190,964 -29.8
Uplander               3,330     5,423    -41.0      47,718      57,706 -17.3
Venture                    5       222    -97.8         185       6,780 -97.3
................................................................................
   Avalanche           6,206     4,131     44.5      38,309      52,710 -27.3
   Silverado-C/K
     Pickup           51,964    48,051      4.0     486,901     570,278 -14.6
   Chevrolet Fullsize
     Pickups          58,170    52,182      7.2     525,210     622,988 -15.7
................................................................................
   Chevrolet Total   129,510    31,038     -5.0   1,239,772   1,439,804 -13.9
-------------------------------------------------------------------------------
Canyon                 2,059     2,254    -12.2      18,362      29,067 -36.8
Envoy                  6,510     6,157      1.7      57,798      88,245 -34.5
GMC C/T Series            29        15     85.9         188         156  20.5
GMC W Series             444       420      1.6       4,092       4,792 -14.6
Safari (GMC)               0       139    ***.*          56       3,214 -98.3
Savana Panel/G Classic 1,329     1,492    -14.4      13,391      16,597 -19.3
Savana Special/G Cut     355       406    -15.9       9,185      10,374 -11.5
Savana/Rally             147       157    -10.0       1,994       1,710  16.6
Sierra                17,604    16,232      4.3     159,733     187,371 -14.8
Sonoma                     0         2    ***.*           0          66 ***.*
Topkick 4/5 Series       620       752    -20.7       8,736      12,041 -27.4
Topkick 6/7/8 Series     448       424      1.6       6,310       5,866   7.6
Yukon                  5,451     5,094      2.9      51,091      60,194 -15.1
Yukon XL               4,145     3,689      8.0      32,300      42,908 -24.7
   GMC Total          39,141    37,233      1.1     363,236     462,601 -21.5
-------------------------------------------------------------------------------
HUMMER H1                 32        28      9.9         293         291   0.7
HUMMER H2              1,583     1,724    -11.7      12,562      18,436 -31.9
HUMMER H3              5,124     4,054     21.5      40,381      18,290 120.8
   HUMMER Total        6,739     5,806     11.6      53,236      37,017  43.8
-------------------------------------------------------------------------------
Bravada                    0        14    ***.*          19         301 -93.7
Silhouette                 0         1    ***.*          10         131 -92.4
   Oldsmobile Total        0        15    ***.*          29         432 -93.3
-------------------------------------------------------------------------------
Other-Isuzu F Series     141       123     10.2       1,036         951   8.9
Other-Isuzu H Series      12         4    188.5          94          39 141.0
Other-Isuzu N Series   1,244     1,025     16.7       9,820       9,862  -0.4
   Other-Isuzu Total   1,397     1,152     16.6      10,950      10,852   0.9
-------------------------------------------------------------------------------
Aztek                     18       287    -94.0         333       4,586 -92.7
Montana                   16       235    -93.5         360       3,442 -89.5
Montana SV6              347     2,342    -85.8      12,302      17,781 -30.8
Torrent                3,323     1,407    127.1      33,925       2,262 ***.*
   Pontiac Total       3,704     4,271    -16.6      46,920      28,071  67.1
-------------------------------------------------------------------------------
9-7X                     533       132    288.3       4,449       1,486 199.4
   Saab Total            533       132    288.3       4,449       1,486 199.4
-------------------------------------------------------------------------------
Relay                    727     1,267    -44.8       5,764      13,101 -56.0
VUE                    6,395     7,537    -18.4      71,540      70,962   0.8
   Saturn Total        7,122     8,804    -22.2      77,304      84,063  -8.0
-------------------------------------------------------------------------------
   GM Total          200,932   202,378     -4.5   1,911,110   2,200,572 -13.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   199,302   201,051     -4.7   1,897,593   2,186,367 -13.2
-------------------------------------------------------------------------------
GM Import              1,628     1,327     18.0      13,517      14,205  -4.8
-------------------------------------------------------------------------------
   GM Total          200,930   202,378     -4.5   1,911,110   2,200,572 -13.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   196,575   197,973     -4.5   1,866,546   2,153,235 -13.3
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*           0           0 ***.*
-------------------------------------------------------------------------------
        GM Total     196,575   197,973     -4.5   1,866,546   2,153,235 -13.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                September              January - September
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        26        25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,054     8,439    -42.4      55,794      75,930 -26.5
Cadillac Total         7,730     5,488     35.4      59,420      60,316  -1.5
Chevrolet Total      129,308   130,857     -5.0   1,238,207   1,438,296 -13.9
GMC Total             38,801    36,900      1.1     359,974     458,543 -21.5
HUMMER Total           6,739     5,806     11.6      53,236      37,017  43.8
Oldsmobile Total           0        15    ***.*          29         432 -93.3
Other-Isuzu Total        311       339    -11.8       2,260       2,213   2.1
Pontiac Total          3,704     4,271    -16.6      46,920      28,071  67.1
Saab Total               533       132    288.3       4,449       1,486 199.4
Saturn Total           7,122     8,804    -22.2      77,304      84,063  -8.0
   GM North America
     Total*          199,302   201,051    -4.7    1,897,593   2,186,367 -13.2
-------------------------------------------------------------------------------
Chevrolet Total          202       181      7.3       1,565       1,508   3.8
GMC Total                340       333     -1.8       3,262       4,058 -19.6
Other-Isuzu Total      1,086       813     28.4       8,690       8,639   0.6
   GM Import Total     1,628     1,327     18.0      13,517      14,205  -4.8
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,054     8,439    -42.4      55,794      75,930 -26.5
Cadillac Total         7,730     5,488     35.4      59,420      60,316  -1.5
Chevrolet Total      128,093   129,396     -4.8   1,225,484   1,426,174 -14.1
GMC Total             37,600    35,622      1.5     343,910     439,746 -21.8
HUMMER Total           6,739     5,806     11.6      53,236      37,017  43.8
Oldsmobile Total           0        15    ***.*          29         432 -93.3
Pontiac Total          3,704     4,271    -16.6      46,920      28,071  67.1
Saab Total               533       132    288.3       4,449       1,486 199.4
Saturn Total           7,122     8,804    -22.2      77,304      84,063  -8.0
   GM North America
     Total*          196,575   197,973     -4.5   1,866,546   2,153,235 -13.3
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,054     8,439    -42.4      55,794      75,930 -26.5
Cadillac Total         7,730     5,488     35.4      59,420      60,316  -1.5
Chevrolet Total      128,093   129,396     -4.8   1,225,484   1,426,174 -14.1
GMC Total             37,600    35,622      1.5     343,910     439,746 -21.8
HUMMER Total           6,739     5,806     11.6      53,236      37,017  43.8
Oldsmobile Total           0        15    ***.*          29         432 -93.3
Pontiac Total          3,704     4,271    -16.6      46,920      28,071  67.1
Saab Total               533       132    288.3       4,449       1,486 199.4
Saturn Total           7,122     8,804    -22.2      77,304      84,063  -8.0
   GM Total          196,575   197,973     -4.5   1,866,546   2,153,235 -13.3
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 10/03/06




                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2006 Q3 #       417    633   1,050    374     216      430     2,070      12    48       198
  O/(U) prior
forecast:@ *     12    (12)      0      2      (1)       5         6       0     0         3
               ---- ------  ------  ----   -------   -----  ---------
2006 Q4 #       446    664   1,110    445     215      496     2,266      11    45       234
  O/(U) prior
forecast:@ *     (9)   (11)    (20)    (6)      4      (28)      (50)      0     0       (12)
               ---- ------  ------  ----   -------   -----  ---------
=====================================================================================================

                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

     2001
1st Qtr.        580    634   1,214    538     138       51     1,941      18     9        NA
2nd Qtr.        638    726   1,364    491     165       64     2,084      13    16        NA
3rd Qtr.        574    664   1,238    373     146       74     1,832      11    15        NA
4th Qtr.        573    721   1,294    441     127       67     1,929       9    16        NA
              -----  -----   -----  -----     ---      ---     -----      --    --
      CY      2,365  2,745   5,110  1,842     575      256     7,786      51    56        NA

     2002
1st Qtr.        600    753   1,353    456     131       65     2,005      11    11        NA
2nd Qtr.        688    865   1,553    453     141       74     2,221      15    17        NA
3rd Qtr.        568    740   1,308    408     132       87     1,935      19    20        NA
4th Qtr.        602    824   1,426    453     157       81     2,117      14    25        NA
              -----  -----   -----  -----     ---      ---     -----      --    --
      CY      2,458  3,182   5,640  1,770     561      307     8,278      59    73        NA

     2003
1st Qtr.        591    860   1,451    491     127       77     2,146      19    24        NA
2nd Qtr.        543    837   1,380    488     128       90     2,086      19    24        NA
3rd Qtr.        492    753   1,245    393     135      120     1,893      20    17        NA
4th Qtr.        558    827   1,385    446     157      133     2,121      16    20        NA
              -----  -----   -----  -----     ---      ---     -----      --    --
      CY      2,184  3,277   5,461  1,818     547      420     8,246      74    85        NA

     2004
1st Qtr.        525    820   1,345    473     159      296     2,273      19    19       247
2nd Qtr.        543    846   1,389    503     172      337     2,401      18    48       284
3rd Qtr.        463    746   1,209    411     185      314     2,119      16    43       261
4th Qtr.        466    811   1,277    442     200      386     2,305      17    47       324
              -----  -----   -----  -----     ---    -----     -----      --   ---     -----
      CY      1,997  3,223   5,220  1,829     716    1,333     9,098      70   158     1,116

     2005
1st Qtr.        470    712   1,182    502     185      335     2,204      16    51       286
2nd Qtr.        458    789   1,247    501     195      398     2,341      17    49       337
3rd Qtr.        423    723   1,146    412     207      409     2,174      15    50       199
4th Qtr.        483    798   1,281    443     188      420     2,332      14    68       197
              -----  -----   -----  -----     ---    -----     -----      --   ---     -----
      CY      1,834  3,022   4,856  1,858     775    1,562     9,051      62   218     1,019

     2006
1st Qtr.        496    759   1,255    494     194      472     2,415      18    50       246
2nd Qtr.        462    775   1,237    495     206      482     2,420      17    58       258
3rd Qtr. #      417    633   1,050    374     216      430     2,070      12    48       198
4th Qtr. #      446    664   1,110    445     215      496     2,266      11    45       234
              -----  -----   -----  -----     ---    -----     -----      --   ---       ---
      CY      1,821  2,831   4,652  1,808     831    1,880     9,171      58   201       936
            ---------------------  -----     ---    -----     -----

See notes on next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  October 3, 2006               By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)